SCHEDULE 14A
                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

       Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies: ___________________________________________________________________
(2) Aggregate number of securities to which transaction applies: ___________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________________________________________
(4) Proposed maximum aggregate value of transaction:____________________________
(5) Total fee paid:_____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount previously paid:________________________________________________
(2)      Form, Schedule or Registration Statement No.:__________________________
(3)      Filing Party: _________________________________________________________
(4)      Date Filed: ___________________________________________________________



       FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
                                   (NYSE: FFC)
     FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 18, 2008

To the Shareholders:

      Notice is hereby given that the Annual Meetings of Shareholders of Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated and Flaherty & Crumrine/Claymore Total Return Fund Incorporated (each a "Fund" and collectively, the "Funds"), each a Maryland corporation, will be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Conference Room 38D-E at 8:30 a.m. ET, on April 18, 2008, for the following purposes:

      1.    To elect Directors of each Fund (PROPOSAL 1).

      2. To transact such other business as may properly come before the Annual Meetings or any adjournments thereof.

      YOUR  VOTE IS IMPORTANT!

      The proposal set forth in this proxy statement is a routine item. A routine item is one which occurs annually and makes no fundamental or material changes to a Fund's investment objectives, policies or restrictions, or to the investment management contracts.

      The Board of Directors of each Fund has fixed the close of business on January 25, 2008 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings.

                                            By Order of the Boards of Directors,

February 19, 2008                           CHAD C. CONWELL
                                            SECRETARY

--------------------------------------------------------------------------------
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). THE PROXY CARD(S) SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may minimize the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         REGISTRATION                              VALID SIGNATURE
         ------------                              ---------------

         CORPORATE ACCOUNTS

         (1)   ABC Corp.                           ABC Corp.
         (2)   ABC Corp.                           John Doe, Treasurer
         (3)   ABC Corp. c/o John Doe, Treasurer   John Doe
         (4)   ABC Corp. Profit Sharing Plan       John Doe, Trustee

         TRUST ACCOUNTS

         (1)   ABC Trust                           Jane B. Doe, Trustee
         (2)   Jane B. Doe, Trustee                Jane B. Doe
               u/t/d 12/28/78

         CUSTODIAN OR ESTATE ACCOUNTS

         (1)   John B. Smith, Cust.,               John B. Smith
               f/b/o John B. Smith, Jr. UGMA
         (2)   John B. Smith, Executor,            John B. Smith, Jr., Executor
               estate of Jane Smith

       FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
                                   (NYSE:FFC)
     FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)

                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                         ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 18, 2008

                              JOINT PROXY STATEMENT

      This document is a joint proxy statement ("Joint Proxy Statement") for Flaherty & Crumrine Preferred Income Fund Incorporated ("PREFERRED INCOME FUND" OR "PFD"), Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated ("PREFERRED INCOME OPPORTUNITY FUND" OR "PFO"), Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ("PREFERRED SECURITIES INCOME FUND" OR "FFC") and Flaherty & Crumrine/Claymore Total Return Fund Incorporated ("TOTAL RETURN FUND" OR "FLC") (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS"). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each a "Board" and collectively, the "Boards") for use at the Annual Meeting of Shareholders of each Fund to be held on April 18, 2008, at 8:30 a.m. ET, at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Conference Room 38D-E and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings").

      A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about February 19, 2008, primarily by mail, but proxy solicitations may also be made by telephone, telefax or personal interviews conducted by officers of each Fund, Flaherty & Crumrine Incorporated ("Flaherty & Crumrine" or the "Adviser"), the investment adviser of each Fund, Claymore Securities, Inc. (the "Servicing Agent"), the servicing agent of FFC and FLC, and PFPC Inc. ("PFPC"), the transfer agent and administrator of each Fund and a member of The PNC Financial Services Group, Inc. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be shared proportionally by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. This proxy statement and form of proxy are first being sent to shareholders on or about February 19, 2008.

      THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2007, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO PFPC INC., P.O. BOX 43027, PROVIDENCE, RHODE ISLAND 02940-3027, OR CALLING 1-800-331-1710. EACH FUND'S ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS' WEB-SITES - WWW.PREFERREDINCOME.COM FOR PFD AND PFO AND WWW.FCCLAYMORE.COM FOR FFC AND FLC - THE SECURITIES AND EXCHANGE COMMISSION'S ("SEC") WEBSITE (WWW.SEC.GOV) OR, FOR FFC AND FLC ONLY, BY CALLING CLAYMORE SECURITIES, INC. AT 1-866-233-4001.

      If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted "FOR" the election of the nominees for Director. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund delivered at the above address prior to the date of the Meeting.

      Under the Bylaws of each Fund, the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business (a "Quorum") at that Fund's meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a Quorum of that class of shares must be present at the Meeting in order for the proposal to be considered. In the event that a Quorum is not present at a Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a Quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" a proposal in favor of such an adjournment with respect to that proposal and will vote those proxies required to be voted "AGAINST" a proposal against any such adjournment with respect to that proposal. A shareholder vote may be taken on a proposal in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval of that proposal.

      Each Fund has two classes of capital stock including common stock, par value $0.01 per share (the "Common Stock") and preferred stock (the "Preferred Stock" and together with the Common Stock, the "Shares"). PFD and PPO each has one series of Preferred Stock outstanding which is classified as Auction Preferred Stock (formerly known as, "Money Market Cumulative Preferred(TM) Stock" (MMP(R))). FFC and FLC each have multiple series of Preferred Stock outstanding which are classified as Auction Market Preferred Stock. Each Share is entitled to one vote at the Meeting with respect to matters to be voted on by the class to which such Share belongs, with pro rata voting rights for any fractional Shares. On the record date, January 25, 2008, the following number of Shares of each Fund were issued and outstanding:

                                                                  COMMON STOCK                       PREFERRED STOCK
      NAME OF FUND                                                 OUTSTANDING                         OUTSTANDING
      ------------                                                ------------                       ---------------
      Preferred Income Fund (PFD)                                  10,550,676                                            800

      Preferred Income Opportunity Fund (PFO)                      11,764,165                                            700

      Preferred Securities Income Fund (FFC)                       42,601,719                         Series M7    -   3,200
                                                                                                      Series T7    -   3,200
                                                                                                      Series W7    -   3,200
                                                                                                      Series Th7   -   3,200
                                                                                                      Series F7    -   3,200
                                                                                                      Series T28   -   2,840
                                                                                                      Series W28   -   2,840

      Total Return Fund (FLC)                                       9,776,333                         Series T7    -   2,570
                                                                                                      Series W28   -   2,570

      To the knowledge of each Fund and its Board, the following shareholder(s) or "group," as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), is the beneficial owner or owner of record of more than 5% of the relevant Fund's outstanding shares as of January 25, 2008*:

      NAME AND ADDRESS OF                                         AMOUNT AND NATURE
      BENEFICIAL/RECORD OWNER                    TITLE OF CLASS      OF OWNERSHIP                    PERCENT OF CLASS
      ---------------------------               ---------------   -----------------                  ----------------
      Cede & Co.**                              Common Stock      PFD - 10,060,836                       95.36%
      Depository Trust Company                                    (record)
      55 Water Street, 25th Floor                                 PFO - 11,300,994                       96.06%
      New York, NY 10041                                          (record)
                                                                  FFC - 42,523,093                       99.82%
                                                                  (record)
                                                                  FLC - 9,768,006                        99.91%
                                                                  (record)

                                                Preferred Stock   PFD - 800 (record)                       100%
                                                                  PFO - 700 (record)                       100%

                                                Preferred Stock   FFC
                                                                  Series M7  - 3,200 (record)              100%
                                                                  Series T7  - 3,200 (record)              100%
                                                                  Series W7  - 3,200 (record)              100%
                                                                  Series Th7 - 3,200 (record)              100%
                                                                  Series F7  - 3,200 (record)              100%
                                                                  Series T28 - 2,840 (record)              100%
                                                                  Series W28 - 2,840 (record)              100%

                                                                  FLC
                                                                  Series T7  - 2,570 (record)              100%
                                                                  Series W28 - 2,570 (record)              100%

      NAME AND ADDRESS OF                                         AMOUNT AND NATURE
      BENEFICIAL/RECORD OWNER                   TITLE OF CLASS       OF OWNERSHIP                    PERCENT OF CLASS
      ---------------------------------------   --------------    -----------------                  ----------------
      Claymore Securities Defined Portfolios,   Common Stock       FLC - 802,611                          8.21%
      Series 305, 311, 320, 324, 335, 349,                         (beneficial)
      355, 357, 358, 374, 375, 384, 390,
      394, 398, 407, 423, 426, 434, 438
      and 453+
      2455 Corporate West Drive
      Lisle, IL 60532

      Spectrum Asset Management, Inc++          Common Stock       FLC - 985,950                         10.08%
      2 High Ridge Park                                            (beneficial)
      Stamford, CT 06905

      Principal Financial Group, Inc.++
      711 High Street
      Des Moines, IA 50392-0088

      Morgan Stanley+++                         Common Stock       FLC - 725,204                           7.4%
      1585 Broadway                                                (beneficial)
      New York, NY 10036

      Van Kampen Funds Inc.+++
      Harborside Financial Center II
      Floor 2
      Jersey City, New Jersey 07311

----------
* As of January 25, 2008, the Directors and officers, as a group, owned less than 1% of each class of Shares of each Fund.

**    A nominee partnership of The Depository Trust Company.

+ Information obtained from a Schedule 13G filed by Claymore Securities, Inc. with the SEC reporting share ownership as of December 31, 2007. Based on that filing, each of the Claymore Securities Defined Portfolios has the sole power to vote or direct the vote or dispose or direct the disposition of the 802,611 shares of Common Stock.

++ Information obtained from a Schedule 13G filed by Spectrum Asset Management, Inc. with the SEC reporting share ownership as of March 23, 2007. Based on that filing, Spectrum Asset Management, Inc and Principal Financial Group, Inc. have the shared power to vote or direct the vote or dispose or direct the disposition of the 985,950 shares of Common Stock.

+++ Information obtained from a Schedule 13G filed by Morgan Stanley with the SEC reporting share ownership as of December 31, 2007. Based on that filing, each of Morgan Stanley and Van Kampen Funds Inc. has the sole power to vote or direct the vote or dispose or direct the disposition of the 725,204 shares of Common Stock.

      This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote as a single class except as described below under Proposal 1 for PFD and PFO and will vote separately for each of PFD, PFO, FFC and FLC on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one or more Funds and not approved by shareholders of one or more other Funds, the proposal will be implemented for the Fund or Funds that approved the proposal and will not be implemented for any Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign EACH enclosed proxy card. SHAREHOLDERS OF EACH FUND ARE ENTITLED TO VOTE ON THE PROPOSALS PERTAINING TO THAT FUND.

      In order that your Shares may be represented at the Meetings, you are requested to vote on the following matter:

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PREFERRED INCOME FUND (PFD)

-----------------------------------------------------------------------------------------------------------------
PROPOSAL                   COMMON STOCK SHAREHOLDERS                     PREFERRED STOCK SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
1. Election of Directors   Common Stock Shareholders as a single class   Preferred Stock Shareholders as a single
                           elect one Director: David Gale                class elect one Director: Karen H. Hogan
-----------------------------------------------------------------------------------------------------------------
2. Other Business          Common Stock and Preferred Stock Shareholders, voting together as a single class
-----------------------------------------------------------------------------------------------------------------

PREFERRED INCOME OPPORTUNITY FUND (PFO)

-----------------------------------------------------------------------------------------------------------------
PROPOSAL                   COMMON STOCK SHAREHOLDERS                     PREFERRED STOCK SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
1. Election of Directors   Common Stock Shareholders as a single class   Preferred Stock Shareholders as a
                           elect one Director: Morgan Gust               single class elect one Director:
                                                                         Karen H. Hogan
-----------------------------------------------------------------------------------------------------------------
2. Other Business          Common Stock and Preferred Stock Shareholders, voting together as a single class
-----------------------------------------------------------------------------------------------------------------

PREFERRED SECURITIES FUND (FFC)

-----------------------------------------------------------------------------------------------------------------
PROPOSAL                   COMMON STOCK SHAREHOLDERS AND PREFERRED STOCK SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
1. Election of Director    Common Stock and Preferred Stock Shareholders, voting together as a single class elect one Director: David Gale
-----------------------------------------------------------------------------------------------------------------
2. Other Business          Common Stock and Preferred Stock Shareholders, voting together as a single class
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN FUND (FLC)

-----------------------------------------------------------------------------------------------------------------
PROPOSAL                   COMMON STOCK SHAREHOLDERS AND PREFERRED STOCK SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
1. Election of Director    Common Stock and Preferred Stock Shareholders, voting together as a single class elect one Director: David Gale
-----------------------------------------------------------------------------------------------------------------
2. Other Business          Common Stock and Preferred Stock Shareholders, voting together as a single class
-----------------------------------------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF DIRECTORS

      At the Meetings, shareholders are being asked to consider the election of Directors of each Fund. The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term and until their successors are duly elected and qualified.

NOMINEES FOR THE BOARDS OF DIRECTORS

      Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

      Mr. Gale and Ms. Hogan, each a Class I Director of PFD, have each been nominated for a three-year term to expire at PFD's 2011 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Mr. Gust and Ms. Hogan, each a Class III Director of PFO, have each been nominated for a three-year term to expire at PFO's 2011 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

      Mr. Gale, a Class I Director of FFC and FLC, has been nominated for a three-year term to expire at each Fund's 2011 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

      Under the Articles of Incorporation and Articles Supplementary, as amended to date, of PFD and PFO, holders of each Fund's Preferred Stock, voting as a single class, are entitled to elect two Directors, and holders of each Fund's Common Stock. voting as a single class, are entitled to elect the remaining Directors. Under the Articles of Incorporation and Articles Supplementary, as amended to date, of FFC and FLC, holders of each Fund's Preferred Stock, voting as a single class, are entitled to elect two Directors and holders of each Fund's Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors. However, subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and each Fund's Articles of Incorporation and Articles Supplementary, the holders of Preferred Stock, when dividends are in arrears for two full years, are able to elect the minimum number of additional Directors that, when combined with the two Directors elected by the holders of Preferred Stock, would give the holders of Preferred Stock each a majority of the Directors. Donald F. Crumrine and Karen
H. Hogan, as Directors, currently represent holders of Preferred Stock for PFD and PFO. Ms. Hogan, as a Director of PFD and PFO, has been nominated by the Board of PFD and PFO, respectively, as a Director to represent its holders of Preferred Stock. A Quorum of the Preferred Stock shareholders must be present at the Meeting of each of PFD and PFO, respectively, in order for the proposal to elect Ms. Hogan to be considered for that Fund. Donald F. Crumrine and Karen H. Hogan, as Directors, currently represent holders of Preferred Stock for FFC and FLC.

      FUND (CLASS)                                  NOMINEE FOR DIRECTOR
      ------------                                  --------------------
      PFD (Common Stock)                                    Gale
      PFD (Preferred Stock)                                 Hogan

      PFO (Common Stock)                                    Gust
      PFO (Preferred Stock)                                 Hogan

      FFC (Common and Preferred Stock)                      Gale

      FLC (Common Stock and Preferred Stock)                Gale

INFORMATION ABOUT DIRECTORS AND OFFICERS

      Set forth in the table below are the existing Directors and nominees for election to the Boards of Directors of the Funds, including information relating to their respective positions held with each Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

                                                                                                  NUMBER OF
                                                                             PRINCIPAL            FUNDS IN            OTHER
                                CURRENT          TERM OF OFFICE            OCCUPATION(S)        FUND COMPLEX      DIRECTORSHIPS
NAME, ADDRESS,                POSITION(S)         AND LENGTH OF             DURING PAST           OVERSEEN            HELD BY
AND AGE                     HELD WITH FUNDS       TIME SERVED*              FIVE YEARS          BY DIRECTOR**        DIRECTOR
-------------------------   ---------------   ---------------------   ------------------------  -------------  -------------------
NON-INTERESTED
DIRECTORS:

DAVID GALE                      Director        CLASS I DIRECTOR        President and CEO             4             Metromedia
Delta Dividend Group, Inc.                    PFD - since 1997          of Delta Dividend                          International
220 Montgomery Street,                        PFO - since 1997             Group, Inc.                              Group, Inc.
Suite 426                                     FFC - since inception       (investments)                        (telecommunications)
San Francisco, CA 94104                       FLC - since inception
Age: 58

MORGAN GUST                     Director       CLASS III DIRECTOR       Owner and operator            4             CoBiz, Inc.
301 E. Colorado Boulevard         and         PFD - since inception    of various entities                     (financial services)
Suite 720                      Nominating     PFO - since inception         engaged in
Pasadena, CA 91101             Committee        CLASS II DIRECTOR        agriculture and
Age: 60                         Chairman      FFC - since inception        real estate;
                                              FLC - since inception     President of Giant
                                                                         Industries, Inc.
                                                                       (petroleum refining
                                                                          and marketing)
                                                                         from March 2002
                                                                        through April 2007

KAREN H. HOGAN (1)              Director        CLASS I DIRECTOR             Retired;                 4                 None
301 E. Colorado Boulevard                     PFD - since 2005         Community Volunteer;
Suite 720                                      CLASS III DIRECTOR      From September 1985
Pasadena, CA 91101                            PFO - since 2005           to January 1997,
Age: 46                                         CLASS II DIRECTOR     Senior Vice President
                                              FFC - since 2005          of Preferred Stock
                                              FLC - since 2005        Origination at Lehman
                                                                      Brothers and previously,
                                                                      Vice President of New
                                                                       Product Development

ROBERT F. WULF                  Director        CLASS II DIRECTOR      Financial Consultant;          4                 None
P.O. Box 753                   and Audit      PFD - since inception   Trustee, University of
Neskowin, OR 97149             Committee      PFO - since inception    Oregon Foundation;
Age: 70                         Chairman        CLASS III DIRECTOR     Trustee, San Franc isco
                                              FFC - since inception    Theological Seminary
                                              FLC - since inception

                                                                                                  NUMBER OF
                                                                             PRINCIPAL            FUNDS IN            OTHER
                                CURRENT           TERM OF OFFICE           OCCUPATION(S)        FUND COMPLEX      DIRECTORSHIPS
NAME, ADDRESS,                POSITION(S)          AND LENGTH OF            DURING PAST            OVERSEEN          HELD BY
AND AGE                     HELD WITH FUNDS        TIME SERVED*              FIVE YEARS         BY DIRECTOR**       DIRECTOR
-------------------------   ---------------   ---------------------   ------------------------  -------------  -------------------
INTERESTED
DIRECTOR:

DONALD F. CRUMRINE (1), (2)     Director,        CLASS II DIRECTOR     Chairman of the Board          4                 None
301 E. Colorado Boulevard     Chairman of     PFD - since inception       and Director of
Suite 720                     the Board and   PFO - since inception     Flaherty & Crumrine
Pasadena, CA 91101          Chief Executive    CLASS III DIRECTOR
Age: 60                          Officer      FFC - since inception
                                              FLC - since inception

OFFICERS:

ROBERT M. ETTINGER              President     PFD - since 2002              President and           N/A                  N/A
301 E. Colorado Boulevard                     PFO - since 2002         Director of Flaherty &
Suite 720                                     FFC - since inception           Crumrine
Pasadena, CA 91101                            FLC - since inception
Age: 49

R. ERIC CHADWICK             Chief Financial  PFD - since 2002         Director of Flaherty &       N/A                  N/A
301 E. Colorado Boulevard     Officer, Vice   PFO - since 2002            Crumrine since
Suite 720                      President and  FFC - since inception      June 2006; Vice
Pasadena, CA 91101              Treasurer     FLC - since inception       President of
Age: 32                                                                Flaherty & Crumrine

CHAD C. CONWELL             Chief Compliance  PFD - since 2005        Chief Compliance Officer      N/A                  N/A
301 E. Colorado Boulevard      Officer,       PFO - since 2005         of Flaherty & Crumrine
Suite 720                    Vice President   FFC - since 2005          since September 2005;
Pasadena, CA 91101           and Secretary    FLC - since 2005            Vice President of
Age: 35                                                                 Flaherty & Crumrine
                                                                         since July 2005;
                                                                          Attorney with
                                                                      Paul, Hastings, Janofsky
                                                                            & Walker LLP
                                                                         from September 1998
                                                                            to June 2005

BRADFORD S. STONE           Vice President    PFD - since 2003        Director of Flaherty &        N/A                  N/A
392 Springfield Avenue       and Assistant    PFO - since 2003            Crumrine since
Mezzanine Suite               Treasurer       FFC - since 2003            June 2006; Vice
Summit, NJ 07901                              FLC - since inception        President of
Age: 48                                                                  Flaherty & Crumrine
                                                                           since May 2003;
                                                                       Director of U.S. Market
                                                                        Strategy at Barclays
                                                                          Capital from June
                                                                         2001 to April 2003

                                                                                                 NUMBER OF
                                                                            PRINCIPAL             FUNDS IN           OTHER
                                CURRENT          TERM OF OFFICE           OCCUPATION(S)         FUND COMPLEX      DIRECTORSHIPS
NAME, ADDRESS,                POSITION(S)         AND LENGTH OF            DURING PAST             OVERSEEN          HELD BY
AND AGE                     HELD WITH FUNDS       TIME SERVED*              FIVE YEARS          BY DIRECTOR**       DIRECTOR
-------------------------   ---------------   ---------------------   ------------------------  -------------  -------------------
OFFICERS:

NICHOLAS DALMASO             Vice President   FFC - since inception     Director of Claymore        N/A                  N/A
2455 Corporate West Drive    and Assistant    FLC - since inception       Group, LLC since
Lisle, IL 60532                Secretary                                    January 2002;
Age: 42                         (FFC and                                   Senior Managing
                               FLC only)                                    Director and
                                                                       Chief Administrative
                                                                       Officer of Claymore
                                                                             Securities,
                                                                        Inc. since November
                                                                          2001 and Claymore
                                                                        Advisors, LLC since
                                                                             October 2003

LAURIE C. LODOLO               Assistant      PFD - since 2004          Assistant Compliance        N/A                  N/A
301 E. Colorado Boulevard      Compliance     PFO - since 2004         Officer of Flaherty &
Suite 720                       Officer,      FFC - since 2004             Crumrine since
Pasadena, CA 91101             Assistant      FLC - since 2004        August 2004; Secretary
Age: 44                      Treasurer and                             of Flaherty & Crumrine
                               Assistant                                since February 2004;
                               Secretary                                Account Administrator
                                                                       of Flaherty & Crumrine

----------
* The Class I Directors of PFD, FFC and FLC and the Class III Directors of PFO have each been nominated for a three-year term to expire at each Fund's 2011 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Class II Directors of PFD, FFC and FLC and the Class I Director of PFO will serve until each Fund's Annual Meeting of Shareholders in 2009 and until their successors are duly elected and qualified. The Class III Director of PFD, the Class III Directors of FFC and FLC and the Class II Directors of PFO will serve until each Fund's Annual Meeting of Shareholders in 2010 and until their successors are duly elected and qualified.

** The funds in the fund complex are: Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated and Flaherty & Crumrine/Claymore Total Return Fund Incorporated (together, the "Flaherty & Crumrine Fund Family").

(1)   As a Director, currently represents holders of Preferred Stock.

(2) "Interested person" of the Funds as defined in the 1940 Act. M r. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine, which acts as each Fund's investment adviser.

BENEFICIAL OWNERSHIP OF SHARES IN FUNDS AND FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

      Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Flaherty & Crumrine Fund Family beneficially owned by each Director.

                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL REGISTERED INVESTMENT
                                    DOLLAR RANGE OF EQUITY             COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR OR NOMINEE   SECURITIES HELD IN FUND* (1)(2)(3)     FAMILY OF INVESTMENT COMPANIES* (4)
---------------------------   ----------------------------------   ---------------------------------------
                                PFD      PFO      FFC      FLC                      TOTAL
                              -------  -------  -------  -------                    -----
NON-INTERESTED DIRECTORS:

David Gale                       C        C        C        C                         E

Morgan Gust                      C        C        C        C                         E

Karen H. Hogan                   A        A        A        A                         A

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL REGISTERED INVESTMENT
                                    DOLLAR RANGE OF EQUITY            COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR OR NOMINEE   SECURITIES HELD IN FUND* (1)(2)(3)     FAMILY OF INVESTMENT COMPANIES* (4)
---------------------------   ----------------------------------   ---------------------------------------
                                PFD      PFO      FFC      FLC                      TOTAL
                              -------  -------  -------  -------                    -----
NON-INTERESTED DIRECTORS:

Robert F. Wulf                  C        C        C        C                         D

INTERESTED DIRECTOR:

Donald F. Crumrine              E(5)     E(5)     E(5)     E(5)                      E(5)

----------
*     Key to Dollar Ranges

A.    None

B.    $1 - $10,000

C.    $10,001 -$50,000

D.    $50,001 - $100,000

E.    over $100,000

      All shares were valued as of January 25, 2008.

(1) No Director or officer of PFD or PFO owned any shares of Preferred Stock on January 25, 2008.

(2) No Director or officer of FFC or FLC owned any shares of Preferred Stock on January 25, 2008.

(3) This information has been furnished by each Director as of January 25, 2008. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.

(4)   As a group, less than 1%.

(5) Includes shares of the Fund held by Flaherty & Crumrine of which the reporting person is a shareholder and director.

      Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of its affiliates receives from each Fund a fee of $9,000 per annum plus $500 for each in-person meeting attended, and $150 for each telephone meeting attended. In addition, the Audit Committee Chairman receives from each Fund an annual fee of $2,500. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board of Directors of each Fund held seven meetings (three of which were held by telephone conference call) during the fiscal year ended November 30, 2007, and each Director of each Fund then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he or she is a member. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 2007 is set forth below:

--------------------------------------------------------------------------------
                                            BOARD MEETING          TRAVEL AND
                          ANNUAL                AND              OUT-OF-POCKET
                      DIRECTORS FEES   COMMITTEE MEETING FEES       EXPENSES*
--------------------------------------------------------------------------------
PFD                      $36,000               $24,900               $7,444
--------------------------------------------------------------------------------
PFO                      $36,000               $24,900               $7,444
--------------------------------------------------------------------------------
FFC                      $36,000               $24,900               $7,851
--------------------------------------------------------------------------------
FLC                      $36,000               $24,900               $ 7,851
--------------------------------------------------------------------------------

----------
* Includes reimbursement for travel and out-of-pocket expenses for both "interested" and "non-interested" Directors ("Independent Directors").

AUDIT COMMITTEE REPORT

      The  role of each  Fund's  Audit  Committee  is to  assist  the  Board  of
Directors in its oversight of: (i) the integrity of each Fund's financial statements and the independent audit thereof; (ii) each Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) each Fund's compliance with legal and regulatory requirements; and (iv) the independent auditor's qualifications, independence and performance. Each Fund's Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in each Fund's annual proxy statement. Each Audit Committee operates pursuant to a charter (the "Audit

Committee Charter" or "Charter") that was most recently reviewed and approved by the Board of Directors of each Fund on January 29, 2008 and which is available on PFD and PFO's website at www.preferredincome.com and FFC and FLC's website at www.fcclaymore.com. As set forth in the Charter, management is responsible for the (i) preparation, presentation and integrity of each Fund's financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Funds' independent registered public accounting firm, KPMG LLP, (the "independent accountants") is responsible for planning and carrying out proper audits and reviews of each Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

      In performing its oversight function, at a meeting held on January 28, 2008, the Audit Committee reviewed and discussed with management of each Fund and the independent accountants, the audited financial statements of each Fund as of and for the fiscal year ended November 30, 2007, and discussed the audit of such financial statements with the independent accountants.

      In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent accountants and each Fund and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

      As set forth above, and as more fully set forth in each Fund's Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems, and the independent audit process.

      The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by each Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of each Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to the Board of Directors of each Fund that the audited financial statements be included in each Fund's Annual Report for the fiscal year ended November 30, 2007.

THIS  REPORT  WAS  SUBMITTED  BY THE AUDIT  COMMITTEE  OF EACH  FUND'S  BOARD OF
DIRECTORS

David Gale
Morgan Gust
Karen H. Hogan
Robert F. Wulf (Chairman)

January 28, 2008

      Each Audit Committee was established in accordance with Section 3(a)(58)(A) of the 1934 Act. Each Audit Committee met four times in connection with its Board of Directors' regularly scheduled meetings during the fiscal year ended November 30, 2007. Each Audit Committee is composed entirely of each Fund's Independent (as such term is defined by the New York Stock Exchange ("NYSE") listing standards applicable to closed-end funds, as may be modified or supplemented (the "NYSE Listing Standards")) Directors, namely Ms. Hogan and Messrs. Gale, Gust and Wulf.

NOMINATING COMMITTEE

      Each Board of Directors has a Nominating Committee composed entirely of each Fund's Independent (as such term is defined by the NYSE Listing Standards) Directors, namely Ms. Hogan and Messrs. Gale, Gust and Wulf. The Nominating Committee of each Fund met twice during the fiscal year ended November 30, 2007. The Nominating Committee is responsible for identifying individuals believed to be qualified to become Board members and for recommending to the Board of Directors such nominees to stand for election as directors at each Fund's annual meeting of shareholders, and to fill any vacancies on the

Board. Each Fund's Nominating Committee has a charter which is available on its website. PFD and PFO's website address is www.preferredincome.com and FFC and FLC's website address is www.fcclaymore.com.

      Each Fund's Nominating Committee believes that it is in the best interest of the Fund and its shareholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating Committees have not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

      Each Fund's Nominating Committee will consider director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement. (See "Submission of Shareholder Proposals" below.)

OTHER BOARD-RELATED MATTERS

      Shareholders who wish to send communications to the Board should send them to the address of their Fund(s) and to the attention of the Board. All such communications will be directed to the Board's attention.

      The Funds do not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders. However, all of the Directors of each Fund attended the April 20, 2007 Annual Meetings of Shareholders.

COMPENSATION

      The following table sets forth certain information regarding the compensation of each Fund's Directors for the fiscal year ended November 30, 2007. No executive officer or person affiliated with a Fund received compensation from a Fund during the fiscal year ended November 30, 2007 in excess of $120,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

                               COMPENSATION TABLE

                           NAME OF                                AGGREGATE          TOTAL COMPENSATION FROM
                          PERSON AND                             COMPENSATION          THE FUNDS AND FUND
                           POSITION                             FROM EACH FUND     COMPLEX PAID TO DIRECTORS*
                          ----------                          ------------------   --------------------------
DONALD F. CRUMRINE                                                    $0                     $0 (4)
Director, Chairman of the Board and Chief Executive Officer

DAVID GALE                                                      $14,600 - PFD              $58,400(4)
Director                                                        $14,600 - PFO
                                                                $14,600 - FFC
                                                                $14,600 - FLC

MORGAN GUST                                                     $14,600 - PFD              $58,400(4)
Director; Nominating Committee Chairman                         $14,600 - PFO
                                                                $14,600 - FFC
                                                                $14,600 - FLC

KAREN H. HOGAN                                                  $14,450 - PFD              $57,800(4)
Director                                                        $14,450 - PFO
                                                                $14,450 - FFC
                                                                $14,450 - FLC

ROBERT F. WULF                                                  $17,250 - PFD              $69,000(4)
Director; Audit Committee Chairman                              $17,250 - PFO
                                                                $17,250 - FFC
                                                                $17,250 - FLC

----------
* Represents the total compensation paid for the fiscal year ended November 30, 2007, to such persons by the Funds and the other funds in the Flaherty & Crumrine Fund Family, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the director or nominee in the fund complex as of November 30, 2007.

REQUIRED VOTE

      The election of Mr. Gale as a Director of PFD, will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of PFD at the meeting in person or by proxy. The election of Mr. Gust as a Director of PFO will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of PFO at the Meeting in person or by proxy. The election of Mr. Gale as a Director of each of FFC and FLC will require the affirma-tive vote of a plurality of the votes cast by holders of the Shares of Common Stock and Preferred Stock, voting as a single class, of each such Fund at the Meeting in person or by proxy. The election of Ms. Hogan as a Director of each of PFD and PFO will require the affirmative vote of a plurality of the votes cast by holders of the shares of Preferred Stock of each such Fund at the Meeting in person or by proxy.

EACH BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

      All proposals by shareholders of each Fund that are intended to be presented at each Fund's next Annual Meeting of Shareholders to be held in 2009 must be received by the relevant Fund for consideration for inclusion in the relevant Fund's proxy statement relating to the meeting no later than October 22, 2008, and must satisfy the requirements of federal securities laws.

      Each Fund's Bylaws require shareholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide timely notice of the proposal in writing. To be considered timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days, notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.

      Any such notice by a shareholder shall set forth the information required by the Fund's Bylaws with respect to each matter the shareholder proposes to bring before the annual meeting.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG, 99 High Street, Boston, Massachusetts 02110-2371, has been selected to serve as each Fund's independent registered public accounting firm for each Fund's fiscal year ending November 30, 2008. KPMG acted as the independent registered public accounting firm for each Fund for the fiscal year ended November 30, 2007. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. A representative of KPMG will not be present at the Meeting, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if asked.

      Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services for the fiscal years ended November 30, 2006 and 2007, respectively.

      FISCAL YEAR ENDED              AUDIT-RELATED
FUND     NOVEMBER 30     AUDIT FEES      FEES       TAX FEES*  ALL OTHER FEES**
----     -----------     ----------      ----       ---------  ----------------

PFD         2006          $38,700         $0          $6,800       $13,300
            2007          $40,600         $0          $7,300       $15,100

PFO         2006          $38,700         $0          $6,800       $13,300
            2007          $40,600         $0          $7,300       $15,100

FFC         2006          $40,800         $0          $7,700       $14,900
            2007          $42,800         $0          $7,300       $15,500

FLC         2006          $40,800         $0          $7,700       $14,900
            2007          $42,800         $0          $7,300       $15,500

----------
----------
* " Tax Fees" are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund's income tax returns.

** "All Other Fees" are those fees billed to each Fund by KPMG in connection with the preparation of a quarterly agreed-upon-procedures report. These Agreed-Upon-Procedures ("AUP") are required pursuant to each Fund's Articles Supplementary. Specifically, Moody's Investors Service and Fitch, Inc. each require that such AUP be undertaken and a report be provided in order to maintain their rating on the Preferred Stock.

      Each Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund, and all non-audit services to be provided by the independent accountants to the Fund's investment adviser and any entity controlling, controlled by or under common control with the Funds' investment adviser ("affiliates") that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit and non-audit services described above for which KPMG billed each Fund fees for the fiscal years ended November 30, 2006 and November 30, 2007 were pre-approved by the Audit Committee.

      For each Fund's fiscal year ended November 30, 2007, KPMG did not provide any non-audit services (or bill any fees for such services) to the Funds' investment adviser or any affiliates thereof that provide services to the Funds.

INVESTMENT ADVISER, ADMINISTRATOR AND SERVICING AGENT

      Flaherty & Crumrine serves as the investment adviser to each Fund, and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. PFPC acts as the administrator to each Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. Claymore Securities, Inc. acts as the servicing agent to FFC and FLC and is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund's Directors and officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of each Fund's securities, to file reports of ownership and changes of ownership with the SEC, the NYSE and each Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish each Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2007, all such filing requirements applicable to such persons were met.

BROKER NON-VOTE AND ABSTENTIONS

      A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote at the meeting for purposes of determining the presence of a Quorum. With respect to Proposal 1, abstentions do not constitute a vote "for" or "against" the proposal and will be disregarded in determining the "votes cast" on the proposal.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      Each Fund does not intend to present any other business at the relevant Meeting, nor is any Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                         EXPENSES OF PROXY SOLICITATION

      The total expenses of the Annual Meetings, including the solicitation of proxies and the expenses incurred in connection with the preparation of this Joint Proxy Statement, are approximately $15,000.

                                 VOTING RESULTS

      Each Fund will  advise  its  shareholders  of the  voting  results  of the
matters  voted  upon  at  its  Meeting  in  its  next   Semi-Annual   Report  to
Shareholders.

      NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

      Please advise the Funds whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the joint proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                      This Page Left Blank Intentionally.

                 o PLEASE FOLD ALONG THE PERFORATION, DETACH AND
              RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
--------------------------------------------------------------------------------

FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

--------------------------------------------------------------------------------
PROXY -- FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
--------------------------------------------------------------------------------

PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, a Maryland incorporation (the "Fund"), hereby appoints Donald F. Crumrine, Robert M. Ettinger, Teresa M.R. Hamlin and Emily H. Harris, attorneys and proxies for the undersigned, each with full powers of substitution and revocation to represent the undersigned and to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Conference Room 38D-E at 8:30 a.m. ET, on April 18, 2008, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-----------                                                          -----------

                                                                              [BAR CODE]

            FLAHERTY & CRUMRINE PREFERRED
            INCOME OPPORTUNITY FUND INCORPORATED
                                                                              [BAR CODE]                                  C123456789

                                                                  000004      000000000.000000 ext      000000000.000000 ext
                                                                              000000000.000000 ext      000000000.000000 ext
[BAR CODE]  MR A SAMPLE                                                       000000000.000000 ext      000000000.000000 ext
            DESIGNATION (IF ANY)
            ADD 1
            ADD 2
            ADD 3
            ADD 4
            ADD 5
            ADD 6

            [IMAGE]

Using a BLACK INK pen, mark your votes with an X
as shown in this example. Please do not write outside
the designated areas.                                       [X]

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------
                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

A  ELECTION OF DIRECTOR -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE LISTED.

1. Nominee:                FOR    WITHHOLD                                                                                       +

   01 - Morgan Gust        [ ]      [ ]

   THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
   UNDERSIGNED  SHAREHOLDER.  IF NO DIRECTION IS MADE,  THIS PROXY WILL BE VOTED
   FOR THE ELECTION OF THE NOMINEE AS DIRECTOR.

   PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

B  NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

C  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) -- Please print     Signature 1 -- Please keep signature     Signature 2 -- Please keep signature
date below.                           within the box.                          within the box.
-----------------------------------   --------------------------------------   -----------------------------------------------------
         /           /
-----------------------------------   --------------------------------------   -----------------------------------------------------

                                      C 1234567890                     J N T   MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                               140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                               MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
[IMAGE]          [BAR CODE]           1 0 A V                  0 1 6 3 8 1 1   MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND   +

(STOCK#)           00U5CC

                 o PLEASE FOLD ALONG THE PERFORATION, DETACH AND
              RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
--------------------------------------------------------------------------------

FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

--------------------------------------------------------------------------------
PROXY -- FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
--------------------------------------------------------------------------------

PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned holder of shares of Preferred Stock of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Donald F. Crumrine, Robert M. Ettinger, Teresa M.R. Hamlin and Emily H. Harris, attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Conference Room 38D-E at 8:30 a.m. ET, on April 18, 2008, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-----------                                                          -----------

                                                                              [BAR CODE]

            FLAHERTY & CRUMRINE PREFERRED
            INCOME OPPORTUNITY FUND INCORPORATED
                                                                              [BAR CODE]                                  C123456789

                                                                  000004      000000000.000000 ext      000000000.000000 ext
                                                                              000000000.000000 ext      000000000.000000 ext
[BAR CODE]  MR A SAMPLE                                                       000000000.000000 ext      000000000.000000 ext
            DESIGNATION (IF ANY)
            ADD 1
            ADD 2
            ADD 3
            ADD 4
            ADD 5
            ADD 6

            [IMAGE]

Using a BLACK INK pen, mark your votes with an X
as shown in this example. Please do not write outside
the designated areas.                                       [X]

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------
                o PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. o
------------------------------------------------------------------------------------------------------------------------------------

A  ELECTION OF DIRECTOR -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE LISTED.

1. Nominee:                FOR    WITHHOLD                                                                                       +

   01 - Karen H. Hogan     [ ]      [ ]

   THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
   UNDERSIGNED  SHAREHOLDER.  IF NO DIRECTION IS MADE,  THIS PROXY WILL BE VOTED
   FOR THE ELECTION OF THE NOMINEE AS DIRECTOR.

   PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

B  NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please print new address below.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

C  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) -- Please print     Signature 1 -- Please keep signature     Signature 2 -- Please keep signature
date below.                           within the box.                          within the box.
-----------------------------------   --------------------------------------   -----------------------------------------------------
          /           /
-----------------------------------   --------------------------------------   -----------------------------------------------------

                                      C 1234567890                     J N T   MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                               140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                               MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
[IMAGE]          [BAR CODE]           1 0 A V                  0 1 6 3 8 1 2   MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND   +

(STOCK#)           00U5DD